UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 4, 2016

APTEVO THERAPEUTICS INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37746	81-1567056
(State or Other Juris- diction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

2401 4th Avenue, Suite 1050 Seattle, Washington	98121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (206) 838-0500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into a Material Definitive Agreement.

The disclosure set forth under Item 2.03 is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On August 4, 2016, Aptevo Therapeutics Inc. (“Aptevo”), entered into a $35 million Credit and Security Agreement (the “Credit Agreement”), by and among Aptevo and certain subsidiaries of Aptevo as borrowers, MidCap Financial Trust, as agent, and the lenders from time to time party thereto.  The Credit Agreement provides Aptevo and the other borrowers with up to $35 million of available borrowing capacity, which will be available (subject to certain conditions) to the borrowers in two tranches of $20 million and $15 million, respectively, through August 31, 2017 and which, once drawn, will amortize on a monthly basis commencing in August 2018 and will mature on February 1, 2021. Amounts drawn under the Credit Agreement bear interest at a rate of LIBOR plus 7.60% per annum.  The first tranche of $20 million was made available to the borrowers on the closing date of the Credit Agreement and the second tranche of $15 million will be available (subject to certain conditions) following the date Aptevo and its subsidiaries (1) achieve net commercial product revenue of $40 million on a trailing twelve (12) month basis and (2) receive an additional $20 million in cash from Emergent BioSolutions Inc. (“Emergent”). Emergent’s promise to pay such $20 million in cash is evidenced by a non-negotiable, unsecured promissory note issued to Aptevo from Emergent.

The Credit Agreement contains customary representations and warranties and customary affirmative and negative covenants, in each case applicable to Aptevo and its subsidiaries. The negative covenants include restrictions on, among other things, indebtedness, liens, dividends and other distributions, repayment of subordinated indebtedness, mergers, dispositions, investments (including licensing), acquisitions, transactions with affiliates and modification of organizational documents or certain other agreements. The Credit Agreement contains financial covenants that require Aptevo and its subsidiaries to maintain increasing minimum net commercial product revenue for each twelve (12) month period ending on the last day of each calendar quarter, commencing with the twelve month period ending September 30, 2016.

The Credit Agreement includes customary events of default, including, among other things, failure to pay principal or interest due under the Credit Agreement, default of covenants, a cross-default on Aptevo’s or its subsidiary’s material indebtedness, breach of material contracts by Aptevo or its subsidiaries, or commencement of liquidation, reorganization or similar relief. The obligations of Aptevo and the other borrowers under the Credit Agreement are secured by all of their assets other than (1) certain voting shares of excluded subsidiaries of Aptevo, (2) any lease, license or other contract where the grant of a security interest would constitute a default, be prohibited by applicable law, or will require certain third-party consents and (3) intellectual property of Aptevo (except to the extent necessary to have a lien on such intellectual property in order to have a lien on cash and other proceeds arising out of or derived from such intellectual property).

The related financing documents contain (1) a customary agency fee, (2) an exit fee of up to 5.75% of the aggregate principal amount under the Credit Agreement for repayment or prepayment other than scheduled amortization payments and the final payment of principal and (3) a prepayment fee of up to 4% of the amount prepaid for the first year, decreasing over time, for any amounts prepaid prior to the maturity date, whether voluntary or by reason of the occurrence of an event of default or acceleration of the loan, other than certain mandatory prepayments.

The foregoing description of the Credit Agreement and related financing documents is a summary, is not complete, and is qualified in its entirety by the full text of the Credit Agreement and the Fee Letter, which are attached hereto as Exhibits 10.1 and 10.2 and incorporated herein by reference.

Safe Harbor Statement

This Form 8-K includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements, other than statements of historical fact, including, without limitation, statements regarding Aptevo’s future net commercial product revenue, the closing of the second tranche under the credit agreement and any other statements containing the words “believes,” “expects,” “anticipates,” “intends,” “plans,” “forecasts,” “estimates,” “will” and similar expressions are forward-looking statements. These forward-looking statements are based on Aptevo’s current intentions, beliefs and expectations regarding future events. Aptevo cannot guarantee that any forward-looking statement will be accurate. Investors should realize that if underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could differ materially from Aptevo’s expectations. Investors are, therefore, cautioned not to place undue reliance on any forward-looking statement. Any forward-looking statement speaks only as of the date of this Form 8-K, and, except as required by law, Aptevo does not undertake to update any forward-looking statement to reflect new information, events or circumstances.

There are a number of important factors that could cause Aptevo’s actual results to differ materially from those indicated by such forward-looking statements, including possible negative effects on Aptevo’s business operations, assets or financial results as a result of the separation from Emergent; a deterioration in Aptevo’s business or prospects; adverse developments in Aptevo’s customer-base or markets; adverse developments in the U.S. or global capital markets, credit markets or economies generally; and changes in regulatory, social and political conditions. Additional risks and factors that may affect results are set forth in Aptevo’s filings with the Securities and Exchange Commission, including Aptevo’s Registration Statement on Form 10, as amended. The foregoing sets forth many, but not all, of the factors that could cause actual results to differ from Aptevo’s expectations in any forward-looking statement.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits

See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APTEVO THERAPEUTICS INC.

Date: August 4, 2016	By:	/s/ Shawnte Mitchell
Shawnte Mitchell, Secretary, Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Exhibit Description

10.1

Credit and Security Agreement, dated August 4, 2016 by and among Aptevo Therapeutics Inc., Aptevo Biotherapeutics LLC, Aptevo Research and Development LLC and MidCap Financial Trust, as agent, and the lenders from time to time party thereto.

10.2	Fee Letter dated August 4, 2016 by and among Aptevo Therapeutics Inc., Aptevo Biotherapeutics LLC, Aptevo Research and Development LLC and MidCap Financial Trust, as agent.